UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 (414) 765-6609
                                 --------------
              (Registrant's telephone number, including area code)

Date of fiscal year end: SEPTEMBER 30, 2007
                         ------------------

Date of reporting period: MARCH 31, 2007
                          --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                     CHASE
                                  GROWTH FUND

                                 CHASE MID-CAP
                                  GROWTH FUND

                               Semi-Annual Report
                              Dated March 31, 2007

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556
                                www.chaseinv.com

                                  CHASE FUNDS

May 4, 2007

Dear Fellow Shareholders:

  We are pleased to present our combined semi-annual report for the Chase
Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ:
CHAMX). At the end of the first quarter, over 15,000 shareholders have $587 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has grown to $27.8 million with over 400 shareholders. On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with a reduced management fee for direct shareholders who have invested $1 million or more. We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our November 10th letter.

FUND PERFORMANCE

Six Month Period Ended 3/31/07
------------------------------

  Chase Growth Fund (CHASX)               2.90%        Chase Mid-Cap Growth Fund             5.13%
  Lipper Large Cap Growth Funds Index     7.00%        Lipper MidCap Growth Funds Index     12.82%
  Russell 1000 Growth Index               7.19%        Russell MidCap Growth Index          11.18%
  S&P 500 Index                           7.38%

  Lipper Analytics Services, Inc.1<F1> ranked the Chase Growth Fund (based on total return) #37 out of 503, #188 out of 613 and #640 out of 722 funds in its Large Cap Growth Universe for the five years, three years and one year ended 3/31/07. Lipper also ranked the Chase Mid-Cap Growth Fund (based on total return) #224 out of 497 funds and #610 out of 622 in its Mid-Cap Growth Fund Universe for the three years and one year ended 3/31/07. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be obtained by calling 888-861-7556. The Funds impose a 2.00% redemption fee on shares held less than 60 days, on a first-in, first-out basis. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

  On March 31st the Chase Growth Fund was invested in 38 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $429.6 billion (Exxon Mobil) to $11.3 billion (Rockwell Collins). For the six months ended March 31st, our five best performing stocks were Marriott International +26.75%, Rockwell Collins, Inc. +22.25%, Stryker Corp. +20.26%, J.C. Penney, Inc. +19.95% and Kohl's Corp. +17.75%.

  On March 31st the Chase Mid-Cap Growth Fund was invested in 38 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $17.5 billion (CSX Corp.) to $1.6 billion (Entertainment Properties Trust). For the six months ended March 31st, our five best performing stocks were Wellcare Health Plans, Inc. +50.36%, Albemarle Corp. +40.13%, Phillips Van Heusen Corp. +30.46%, Priceline.com, Inc. +27.23% and ITT Educational Services, Inc. +22.91%.

  Performance since our last letter has lagged the benchmarks. As always, we have concentrated on high-quality growth companies with proven and consistent earnings growth that trade at reasonable prices. Such companies have not been rewarded in the current market environment. For the six months ended March 31st, Merrill Lynch Quantitative Strategy group reports that lower quality stocks ("B or Worse") have returned 14.27%, substantially outperforming higher quality stocks ("B+ or Better"), which returned 7.73% over the same period. It has also been a period which has favored sectors that have less consistent, lower growth characteristics: the top 4 performing sectors in the S&P 500 Index for the period were Energy, Materials, Telecommunications Services, and Utilities.

  Our investment process combines fundamental, technical, and quantitative analysis. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. Both the Chase Growth Fund and the Chase Mid-Cap Growth Fund portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our Funds' stocks to the S&P 500 for the Chase Growth Fund and to the Russell MidCap Growth Index for the Chase Mid-Cap Growth Fund.

  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 11% for the S&P 500. They are more profitable with a Return on Equity of 27% vs. 17%, and have stronger balance sheets with Debt to Total Capital of only 26% vs. 40%. Even with higher earnings growth rates they only sell at a 10% higher price/earnings multiple as the S&P 500 (17.9X vs. 16.3X) based on 2007 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe "Chase" stocks offer significantly better value than those in the S&P 500. Our stocks are selling at only 0.78 times their five-year historical growth rates compared to 1.43 times for the S&P 500 and 0.87 times their projected reinvestment rates compared to
1.64 times for the S&P 500.

March 31, 2007        CHASE GROWTH FUND STOCKS VS. S&P 500

                                    Chase Growth Fund Stocks       S&P 500
                                    ------------------------       -------
Last 5 Year Earnings Growth                    23%                    11%
Return on Equity                               27%                    17%
Reinvestment Rate                              21%                    10%
Debt/Total Capital                             26%                    40%
Weighted Avg. Cap. (Billions)                 70.7                   93.1
Weighted Avg. Beta (Volatility)               0.98                   1.00
Price/Earnings Estimated 2007                 17.9                   16.3

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

March 31, 2007              FUNDAMENTALS AND RATIOS

                         Chase Growth Fund         0.78
                         S&P 500                   1.43
                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                         Chase Growth Fund         0.87
                         S&P 500                   1.64
                       P/E TO PROJECTED REINVESTMENT RATE

  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund. They enjoy greater five-year average annual earnings per share growth rates of 23% vs. 21% for the Russell MidCap Growth Index. They have stronger balance sheets with Debt to Total Capital of only 30% vs. 41%. Even with higher earnings growth rates they sell at more than an 8% discount to the price/earnings multiple of the Russell MidCap Growth Index (19.5X vs. 21.3X) based on 2007 estimated earnings. Relative to their earnings growth and earnings reinvestment rates we believe these "Chase" stocks also offer significantly better value than those in the Russell MidCap Growth Index. Our mid-cap stocks are selling at only 0.83 times their five-year historical growth rates compared to 1.00 times for the Russell MidCap Growth Index and 1.02 times their projected reinvestment rates compared to 1.20 times for the Russell MidCap Growth Index.

March 31, 2007   CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                          Chase Mid-Cap           Russell
                                       Growth Fund Stocks      MidCap Growth
                                       ------------------      -------------
Last 5 Year Earnings Growth                    23%                  21%
Return on Equity                               24%                  21%
Reinvestment Rate                              19%                  18%
Debt/Total Capital                             30%                  41%
Weighted Avg. Cap. (Billions)                  7.1                  8.7
Weighted Avg. Beta (Volatility)               1.04                 1.24
Price/Earnings Estimated 2007                 19.5                 21.3

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

March 31, 2007              FUNDAMENTALS AND RATIOS

                    Chase Mid-Cap Growth Fund           0.83
                    Russell MidCap Growth               1.00
                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                    Chase Mid-Cap Growth Fund           1.02
                    Russell MidCap Growth               1.20
                       P/E TO PROJECTED REINVESTMENT RATE

  As you are aware, Chase Investment Counsel Corporation's investment process is bottom up and driven by our security selection methodology. For shareholders who are interested in the economic and market outlook, we feel that the best way for our firm to provide this information is by presenting a thorough, and well researched compilation of relevant factors that we believe could influence the market over the near term.

POSITIVE FACTORS

  o There have been 16 Pre-Presidential Election year gains in a row since 1939. The stock market is being buoyed by massive excess liquidity and modest interest rates. Shadowstats.com estimates that in March the FRB was increasing M-3, which is the broadest measurement of the money supply, at an annualized rate of 11.6%. Although slowing, some productivity gains should help support continuing corporate earnings increases, but we only expect low to mid single digit gains in 2007.

  o The January Barometer, which predicts an up year in 2007 based on the S&P 500 being up in January, has been 92.3% accurate since 1950.

  o Cash acquisitions of public companies rose to a huge $459 billion in 2006 for an all time record net equity supply shrink of $316 billion according to the Leuthold Group. Acquisitions of $210 billion YTD as of 4/25 and net supply shrink of $167 billion continue to run at record levels. In late 2006 mergers and acquisitions, many heavily leveraged, were already at a record $3.1 trillion exceeding the previous high in 2000 (which incidentally was just before the tech bubble collapsed). Consumer net worth was up 7.4% y/y to almost $56 trillion in the 4th quarter.

  o Lowry's Reports Intermediate Trend Buy-signal remains in effect since August 30th. In the week ended April 27th their Buying Power Index (Demand) was near a 19-month high, as its Selling Pressure declined to near its lowest level in 15 months. Its Advance-Decline Line for Operating Companies Only reached a new all time high. Accordingly, their work suggests the market advance should continue for at least another four to six months.

  o Although equities did not have their normal mid-term election year decline in 2006, which significantly reduces their recovery potential, we are mindful that on average since 1914 from the lows of the 22 prior mid-term years the DJIA rose almost 50% to its high of the pre-presidential election years.

  o On April 20th and 25th all three Dow Jones averages - Industrials, Transports, and Utilities -simultaneously closed at record highs. As the Dow Theory Letter emphasizes this action is extremely rare and very bullish. As Richard Russell suggests the Dow Theory is predicting a boom due to unbridled asset inflation based on unrestrained monetary and credit expansion.

RISK FACTORS

  o Equity valuations remain historically high. On March 31st, Ned Davis Research estimated total common stock market capitalization of 4,900 U.S. common stocks stood at 125.3% of nominal GDP; down 28% from its 3/31/2000 historic peak of 174.0%, but higher than the peaks of 86.6% and 79.4% in 1929 and 1973. However, other measures such as price/earnings, yields, and book values are fairly neutral.

  o Risks include excess worldwide capacity and higher interest rates resulting in increased credit card, auto, and mortgage payments. On December 31st, the total credit market debt of $44.5 trillion was at a record 331% of GDP. Record high household mortgage debt includes about $1 trillion of adjustable rate mortgages that the Mortgage Bankers Association estimates will be reset at higher rates this year. If mortgage defaults rise more than expected, the huge credit derivative market which some estimates put at twenty times outstanding debt will be negatively impacted. At year end derivatives at U.S. commercial banks were $131.5 trillion, nearly 10 times GDP and that excludes investment banks and foreign banks. Finally, a further decline in the U.S. dollar or increasing inflation may result in the FRB postponing its initial interest rate reductions.

  o Mortgage equity withdrawals are estimated by the FRB to have declined to $168 billion in 4Q or by $550 billion from their peak $720 billion annual rate in 3Q 2005 thereby significantly restraining consumer spending. Moreover, Equifax estimates mortgage delinquencies were at record highs in the 1Q, while foreclosures have risen substantially. Residential building permits plunged 25.9% y-o-y in March and new home sales declined by 23.5% y-o-y. With inventory of unsold new homes near 16 year highs and a near record 3.2 million existing homes for sale, the homebuilding decline and layoffs are just beginning to impact the economy.

  o Geopolitical uncertainties, especially in Iran and Iraq, remain high, along with the uncertainties of a new Congress.

  o Stocks as a percentage of total institutional financial assets (insurance and pension funds) rose to 42.9% on December 31, 2006 surpassing for the first time their record high of 42.3% reached in March 2000. Recent market action has not been normal. Prior to the February decline the Dow Jones Industrial Average (DJIA) had gone about 150 market days without a 2% correction, the longest stretch in 53 years. By the end of April the Dow was up 19 out of 21 sessions which according to SentimenTrader.com has only happened twice before. We are in a very extended bull market similar to 1961 and 1987.

  o The Stock Traders Almanac discusses the December Low Indicator which applies this year because the DJIA December Low was violated during the first quarter. Those 27 occurrences between 1952 and 2005 were followed by an average -10.5% further decline (equivalent to 10,914 this year). Moreover, we are now in the seasonally weak six months (May-Oct) of the year when on average the DJIA has had little or no gains since 1950.

  o There is increasing evidence that the expected soft landing may turn into a recession. In addition to a more sustained decline in housing, the April Conference Board survey found just 5.6% of households planned to buy a vehicle in the next six months which is close to the lowest level in 30 years. Institutional Strategy and Investment indicates that the FRB's "odds of a recession" model recently moved up to 50% for the first time since 2000. Although The American Truck Tonnage index (70% of all transportation) tonnage rose 1.5% y-o-y in March, that's its first monthly increase since June 2006.

PERSPECTIVE

  o Our investment process combines fundamental, technical, and quantitative analysis which we believe gives us a good balance between our goals of making money and preserving capital. For perspective, the performance of our large cap growth fund as noted above was in the top 7% for the 5 years ended 3/31/07 in the Lipper Universe of 503 large cap growth funds. It's important to recognize that we obtained this strong performance while adhering to high quality, profitable, growing companies with reasonable price/earnings to growth rates.

CONCLUSION

  o We have been cautious about the outlook for equities, especially because of their vulnerability to the unwinding of the credit and housing bubbles. Moreover, the short-term orientation of many heavily leveraged hedge funds and others makes investing particularly treacherous. Hedge Funds' estimated Assets vs. exposure as of January was leveraged 2-1/2 to 1. The Wall Street Journal reports funds with ratios as high as 13 times. Similarly, it notes that the ratios four largest securities firms financed $4.4 trillion of assets with 129.4 billion of shareholders equity, leverage of 25.5 to 1. For instance, as discussed in The High-Tech Strategist, the popularity of numerous high P/E technology companies whose accounts receivables and inventories are rising much faster than their revenues seems quite ill-advised. While we believe equities will continue in an uptrend and could enjoy a significant gain for the year, we are mindful that since 1856 there has been a substantial decline in every decade starting in either the 6th or 7th years. As discussed in the Growth Fund Guide, since World War II those declines have averaged 24%. This suggests 2007 may see a substantial decline even if the market rises for the year as a whole as it did in 1987. The huge amount of liquidity seeking equity investments has been distorting normal patterns. Money-fund assets of $2.5 trillion at the end of March were 17.0% of the $14.4 trillion capitalization of the Wilshire 5000 or well within the "high liquidity" zone as analyzed by Ned Davis Research. With all of the major stock indexes selling above their 200 day moving averages, the long term trend still appears to be up.

  o In 2000 94% of all the money in ETFs and sector funds was in the funds which NDR categorizes as growth funds and since then by style Value has generally outperformed Growth. However, by April 27th that ratio had fallen to 44.8%, close to a record low and way below its 15 year mean of 62.2%. Growth stocks are now clearly underweighted and we believe should participate fully in any further market rise. Leuthold/Weeden's analysis uses their High P/E stocks as a proxy for Large Cap Growth and their Low P/E stocks as a proxy for Large Cap Value. The relative P/E ratio of those two groups is now 1.75 or in the lowest quintile (6th percentile) of its historical distribution, clearly indicating that Growth is historically cheap relative to Value. The type of economic slowdown which we expect in 2007 has usually favored reasonably priced high quality, large cap companies; our portfolios are positioned to perform well in that environment.

  Chase Investment Counsel Corp. manages over $5 billion for clients in 36 states. The Chase Growth Fund (CHASX & CHAIX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team, headed by David Scott, Chief Investment Officer, and Portfolio Manager Brian Lazorishak, that manages our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

  To discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either Fund held less than 60 days, computed on a first-in, first-out basis. Such fees remain in the Fund for the benefit of all shareholders. As the assets in the Chase Growth Fund have grown, the expense ratio has continued to decline and is now at 1.18% on an annualized basis for the Class N (CHASX) shares. On the Chase Mid-Cap Growth Fund, our expense ratio remains capped at 1.48%; we plan to waive front-end commissions through 2008 and there are no annual 12b-1 fees.

  As one of the largest individual shareholders in both of our funds, I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings of each Fund as of March 31, 2007.

                                TOP 10 HOLDINGS

       Chase Growth Fund                       Chase Mid-Cap Growth Fund
       -----------------                       -------------------------
        1. Lockheed Martin Corp.                1. Stericycle, Inc.
        2. Gilead Sciences, Inc.                2. Rockwell Collins, Inc.
        3. Exxon Mobil Corp.                    3. Church & Dwight, Inc.
        4. America Movil ADR                    4. Synovus Financial Corp.
        5. General Dynamics Corp.               5. Airgas, Inc.
        6. United Technologies Corp.            6. Nordstrom, Inc.
        7. Cisco Systems, Inc.                  7. Albemarle Corp.
        8. J.C. Penney, Inc.                    8. Fiserv, Inc.
        9. McDonalds Corp.                      9. VF Corp.
       10. Walt Disney Co.                     10. Wellcare Health Plans, Inc.

/s/Derwood S. Chase, Jr.                   /s/David B. Scott

Derwood S. Chase, Jr., CIC,                David B. Scott, CFA,
President                                  Chief Investment Officer
Chase Investment Counsel Corporation       Chase Investment Counsel Corporation

The Chase Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-861-7556 or visiting www.chaseinv.com. Read it carefully before
                                 ----------------
investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE MID-CAP GROWTH FUND INVESTS IN MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. GROWTH STOCKS ARE TYPICALLY MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. You cannot invest directly in an index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. You cannot invest directly in an index.

The Russell Mid-Cap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You cannot invest directly in an index.

1<F1> Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

References to other funds should not be interpreted as an offer of these securities.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market.

The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

The Return on Equity ("ROE") is the amount earned on a company's common stock investment for a given period.

Weighted Average Market Capital: Market capitalization is the value of a company where market cap is calculated by multiplying the number of outstanding shares by the current share price. Weighted average market capitalization represents an average market cap, where securities with larger market caps are weighted more heavily than those with smaller market caps. Represents average weighted average market cap on the securities in the portfolio, not the actual weighted average market cap on the portfolio.

Debt to total capital-ratio shows the relationship between a company's debt and its available capital, indicating the financial leverage of the company.

Quasar Distributors, LLC, Distributor.  (5/07)

                                  CHASE FUNDS

ALLOCATION OF PORTFOLIO ASSETS AT MARCH 31, 2007 (UNAUDITED)

CHASE GROWTH FUND

Consumer Discretionary                    23%
Consumer Staples                          10%
Energy                                     4%
Financials                                11%
Health Care                               13%
Industrials                               22%
Materials                                  2%
Technology                                 9%
Telecommunication Services                 5%
Short-Term Investments                     1%

CHASE MID-CAP GROWTH FUND

Consumer Discretionary                    24%
Consumer Staples                           3%
Energy                                     3%
Financials                                11%
Health Care                               12%
Industrials                               14%
Materials                                 11%
Technology                                17%
Utilities                                  3%
Short-Term Investments                     2%

EXPENSE EXAMPLE AT MARCH 31, 2007 (UNAUDITED)

  As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07) for the Class N Shares of the Chase Growth Fund and Class A Shares of the Chase Mid-Cap Growth Fund and (1/29/07-3/31/07) for the Substantial Investor Class Shares of the Chase Growth Fund.

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning Account     Ending Account           Expenses Paid During
                                                   Value 10/1/06        Value 3/31/07      Period 10/1/06 - 3/31/07*<F2>
                                                 -----------------     --------------      -----------------------------
CHASE GROWTH FUND (CLASS N)
   Actual                                            $1,000.00            $1,029.00                    $5.92
   Hypothetical (5% return before expenses)          $1,000.00            $1,019.10                    $5.89

*<F2> Expenses are equal to the Fund's annualized expense ratio of 1.17% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

                                                 Beginning Account     Ending Account           Expenses Paid During
                                                   Value 1/29/07        Value 3/31/07      Period 1/29/07 - 3/31/07*<F3>
                                                 -----------------     --------------      -----------------------------
CHASE GROWTH FUND (SUBSTANTIAL INVESTOR CLASS)
   Actual                                            $1,000.00            $1,010.00                    $1.58
   Hypothetical (5% return before expenses)          $1,000.00            $1,006.79                    $1.58

*<F3> Expenses are equal to the Fund's annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 61 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

                                                 Beginning Account     Ending Account           Expenses Paid During
                                                   Value 10/1/06        Value 3/31/07      Period 10/1/06 - 3/31/07*<F4>
                                                 -----------------     --------------      -----------------------------
CHASE MID-CAP GROWTH FUND (CLASS A)
   Actual                                            $1,000.00            $1,051.30                    $7.57
   Hypothetical (5% return before expenses)          $1,000.00            $1,017.55                    $7.44

*<F4> Expenses are equal to the Fund's annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

                               CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 2007 (UNAUDITED)

  Shares    COMMON STOCKS:  98.8%                                     Value
  ------    ---------------------                                     -----
            ADVERTISING:  1.5%
    83,600  Omnicom Group, Inc.                                   $  8,558,968
                                                                  ------------
            AEROSPACE/AIRCRAFT:  1.2%
    66,800  Precision Castparts Corp.                                6,950,540
                                                                  ------------
            ASSET MANAGEMENT:  1.2%
    56,300  Franklin Resources, Inc.                                 6,802,729
                                                                  ------------
            BEVERAGE:  3.0%
   367,100  The Coca-Cola Co.                                       17,620,800
                                                                  ------------
            BIOTECHNOLOGY:  4.7%
   364,100  Gilead Sciences, Inc.*<F5>                              27,853,650
                                                                  ------------
            BROADCAST MEDIA:  2.7%
   683,000  News Corp. - Class A                                    15,790,960
                                                                  ------------
            CHEMICALS - SPECIALTY:  2.1%
   194,800  Praxair, Inc.                                           12,264,608
                                                                  ------------
            COMPUTER HARDWARE:  3.1%
 1,311,700  EMC Corp.*<F5>                                          18,167,045
                                                                  ------------
            COMPUTER - NETWORKING:  3.8%
   870,300  Cisco Systems, Inc.*<F5>                                22,218,759
                                                                  ------------
            CONGLOMERATES:  3.9%
   348,900  United Technologies Corp.                               22,678,500
                                                                  ------------
            CONSUMER GOODS/SERVICES:  3.4%
   319,500  Procter & Gamble Co.                                    20,179,620
                                                                  ------------
            DEFENSE:  10.6%
   303,800  General Dynamics Corp.                                  23,210,320
   291,900  Lockheed Martin Corp.                                   28,320,138
   163,300  Rockwell Collins, Inc.                                  10,929,669
                                                                  ------------
                                                                    62,460,127
                                                                  ------------
            ENERGY/INTEGRATED:  4.4%
   344,100  Exxon Mobil Corp.                                       25,962,345
                                                                  ------------
            FINANCIAL SERVICES - DIVERSIFIED:  1.5%
   157,100  American Express Co.                                     8,860,440
                                                                  ------------
            HEALTH CARE BENEFITS:  2.5%
   184,600  WellPoint, Inc.*<F5>                                    14,971,060
                                                                  ------------
            HOTEL/MOTEL:  3.2%
   382,400  Marriott International, Inc. - Class A                  18,722,304
                                                                  ------------
            HOUSEHOLD PRODUCTS:  2.1%
   185,200  Colgate-Palmolive Co.                                   12,369,508
                                                                  ------------
            INSURANCE - LIFE:  6.5%
   121,600  Hartford Financial Services Group, Inc.                 11,622,528
   139,200  Lincoln National Corp.                                   9,436,368
   274,400  Metlife, Inc.                                           17,328,360
                                                                  ------------
                                                                    38,387,256
                                                                  ------------
            INSURANCE - PROPERTY/CASUALTY/TITLE:  1.9%
   165,900  American International Group, Inc.                      11,151,798
                                                                  ------------
            LEISURE TIME:  3.6%
   609,000  Walt Disney Co.                                         20,967,870
                                                                  ------------
            MACHINERY:  5.8%
   280,300  Danaher Corp.                                           20,027,435
   129,900  Deere & Co.                                             14,112,336
                                                                  ------------
                                                                    34,139,771
                                                                  ------------
            MEDICAL PRODUCTS:  4.0%
    86,300  Baxter International, Inc.                               4,545,421
   109,800  Stryker Corp.                                            7,281,936
   137,900  Zimmer Holdings, Inc.*<F5>                              11,778,039
                                                                  ------------
                                                                    23,605,396
                                                                  ------------
            MEDICAL SUPPLIES:  1.7%
   126,400  Becton, Dickinson & Co.                                  9,718,896
                                                                  ------------
            RESTAURANTS:  3.6%
   470,800  McDonald's Corp.                                        21,209,540
                                                                  ------------
            RETAIL - DEPARTMENT STORES:  6.9%
   264,300  J.C. Penney Co., Inc.                                   21,714,888
   246,000  Kohl's Corp.*<F5>                                       18,846,060
                                                                  ------------
                                                                    40,560,948
                                                                  ------------
            RETAIL - DISCOUNT:  1.9%
   188,900  Target Corp.                                            11,194,214
                                                                  ------------
            RETAIL - DRUG STORES:  1.0%
   170,100  CVS/Caremark Corp.                                       5,807,214
                                                                  ------------
            SERVICE COMPANIES:  2.0%
   310,000  Accenture Ltd. - Class A+<F6>                           11,947,400
                                                                  ------------
            WIRELESS TELECOMMUNICATION:  5.0%
   503,300  America Movil SA de CV - ADR                            24,052,707
   121,500  China Mobile Ltd. - ADR                                  5,449,275
                                                                  ------------
                                                                    29,501,982
                                                                  ------------
            Total Common Stocks (Cost $514,823,257)                580,624,248
                                                                  ------------
            SHORT-TERM INVESTMENTS:  1.0%
            -----------------------------
 5,393,206  Federated Cash Trust Treasury Money Market Fund          5,393,206
    90,560  Vanguard Admiral Treasury Money Market Fund                 90,560
                                                                  ------------
            Total Short-Term Investments (Cost $5,483,766)           5,483,766
                                                                  ------------
            Total Investments in Securities
              (Cost $520,307,023):  99.8%                          586,108,014
            Other Assets in Excess of Liabilities:  0.2%             1,376,527
                                                                  ------------
            Net Assets:  100.0%                                   $587,484,541
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
*<F5>  Non-income producing security.
+<F6>  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

                           CHASE MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 2007 (UNAUDITED)

  Shares    COMMON STOCKS:  98.3%                                     Value
  ------    ---------------------                                     -----
            AEROSPACE/AIRCRAFT:  2.5%
     6,700  Precision Castparts Corp.                              $   697,135
                                                                   -----------
            APPAREL:  5.8%
    13,200  Phillips-Van Heusen Corp.                                  776,160
    10,200  VF Corp.                                                   842,724
                                                                   -----------
                                                                     1,618,884
                                                                   -----------
            ASSET MANAGEMENT:  2.8%
    13,100  SEI Investments Co.                                        789,013
                                                                   -----------
            CHEMICALS:  3.2%
    21,200  Albemarle Corp.                                            876,408
                                                                   -----------
            CHEMICALS - SPECIALTY:  5.3%
    21,900  Airgas, Inc.                                               923,085
    13,500  Sigma-Aldrich Corp.                                        560,520
                                                                   -----------
                                                                     1,483,605
                                                                   -----------
            COMPUTER - PERIPHERALS:  1.7%
    17,100  Logitech International S.A.*<F7>+<F8>                      475,893
                                                                   -----------
            COMPUTER SOFTWARE & SERVICES:  4.7%
     7,200  Cognizant Technology Solutions Corp.*<F7>                  635,544
    12,600  MICROS Systems, Inc.*<F7>                                  680,274
                                                                   -----------
                                                                     1,315,818
                                                                   -----------
            CONTAINERS:  2.5%
    15,400  Ball Corp.                                                 706,090
                                                                   -----------
            DEFENSE:  3.7%
    15,300  Rockwell Collins, Inc.                                   1,024,029
                                                                   -----------
            DRUGS - PROPRIETARY:  2.5%
    13,700  Forest Laboratories, Inc. - Class A*<F7>                   704,728
                                                                   -----------
            EDUCATIONAL SERVICES:  2.9%
     9,800  ITT Educational Services, Inc.*<F7>                        798,602
                                                                   -----------
            ELECTRICAL EQUIPMENT:  5.1%
    20,700  Ametek, Inc.                                               714,978
    10,700  Anixter International, Inc.*<F7>                           705,558
                                                                   -----------
                                                                     1,420,536
                                                                   -----------
            ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  1.1%
     9,200  Range Resources Corp.                                      307,280
                                                                   -----------
            ENERGY/OIL SERVICE:  2.1%
     7,300  National Oilwell Varco, Inc.*<F7>                          567,867
                                                                   -----------
            FINANCE/BANKS:  3.3%
    28,600  Synovus Financial Corp.                                    924,924
                                                                   -----------
            HEALTH CARE:  2.6%
    20,800  Cytyc Corp.*<F7>                                           711,568
                                                                   -----------
            HEALTH CARE BENEFITS:  3.0%
     9,600  WellCare Health Plans, Inc.*<F7>                           818,400
                                                                   -----------
            HEALTH CARE SERVICES:  4.0%
     9,300  Humana, Inc.*<F7>                                          539,586
     8,000  Laboratory Corporation of America Holdings*<F7>            581,040
                                                                   -----------
                                                                     1,120,626
                                                                   -----------
            HOUSEHOLD PRODUCTS:  3.4%
    19,000  Church & Dwight Co., Inc.                                  956,650
                                                                   -----------
            INFORMATION SERVICES:  5.7%
    15,900  Fidelity National Information Services                     722,814
    16,000  Fiserv, Inc.*<F7>                                          848,960
                                                                   -----------
                                                                     1,571,774
                                                                   -----------
            INTERNET RETAIL:  2.2%
    11,400  Priceline.com, Inc.*<F7>                                   607,164
                                                                   -----------
            OFFICE EQUIPMENT:  2.2%
    36,900  Xerox Corp.*<F7>                                           623,241
                                                                   -----------
            RAILROAD:  1.8%
    12,100  CSX Corp.                                                  484,605
                                                                   -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS):  4.6%
     8,500  Entertainment Properties Trust                             512,125
    18,200  Ventas, Inc.                                               766,766
                                                                   -----------
                                                                     1,278,891
                                                                   -----------
            RESTAURANTS:  2.5%
    16,900  Darden Restaurants, Inc.                                   696,111
                                                                   -----------
            RETAIL - APPAREL:  5.0%
    20,650  American Eagle Outfitters, Inc.                            619,294
    28,800  TJX Companies, Inc.                                        776,448
                                                                   -----------
                                                                     1,395,742
                                                                   -----------
            RETAIL - DEPARTMENT STORE:  3.3%
    17,100  Nordstrom, Inc.                                            905,274
                                                                   -----------
            RETAIL - SPECIALTY:  2.0%
     9,500  Dick's Sporting Goods, Inc.*<F7>                           553,470
                                                                   -----------
            SERVICE COMPANIES:  4.1%
    13,800  Stericycle, Inc.*<F7>                                    1,124,700
                                                                   -----------
            UTILITIES - ELECTRIC/GAS:  2.7%
    14,600  Energen Corp.                                              742,994
                                                                   -----------

            Total Common Stocks (Cost $23,905,324)                  27,302,022
                                                                   -----------

            SHORT-TERM INVESTMENTS:  1.7%
            -----------------------------
   463,283  Federated Cash Trust Treasury Money Market Fund            463,283
                                                                   -----------
            Total Short-Term Investments (Cost $463,283)               463,283
                                                                   -----------
            Total Investments in Securities
              (Cost $24,368,607):  100.0%                           27,765,305
            Other Assets in Excess of Liabilities:  0.0%                 9,351
                                                                   -----------
            Net Assets:  100.0%                                    $27,774,656
                                                                   -----------
                                                                   -----------

*<F7>  Non-income producing security.
+<F8>  U.S. traded security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

                                  CHASE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT MARCH 31, 2007 (UNAUDITED)

                                                                                 Chase         Chase Mid-Cap
                                                                              Growth Fund       Growth Fund
                                                                              -----------      -------------
ASSETS
   Investments in securities, at value
     (identified cost $520,307,023 and $24,368,607, respectively)             $586,108,014      $27,765,305
   Cash                                                                              3,818               --
   Receivables
       Securities sold                                                                  --          314,091
       Fund shares issued                                                        1,914,138               --
       Dividends and interest                                                      379,976           21,507
   Prepaid expenses                                                                 33,134            7,113
                                                                              ------------      -----------
           Total assets                                                        588,439,080       28,108,016
                                                                              ------------      -----------

LIABILITIES
   Payables
       Securities purchased                                                             --          122,544
       Fund shares redeemed                                                        314,036          167,423
       Due to Advisor                                                              371,559           16,322
       Shareholder servicing fees                                                  116,692            5,855
       Custody fees                                                                 27,495            1,571
       Administration fees                                                          38,360            3,513
       Transfer agent fees and expenses                                             22,624            2,647
       Audit fees                                                                    8,230            8,229
       Fund accounting fees                                                         19,669            3,572
       Chief Compliance Officer fee                                                  1,827               62
   Accrued expenses                                                                 34,047            1,622
                                                                              ------------      -----------
           Total liabilities                                                       954,539          333,360
                                                                              ------------      -----------
NET ASSETS                                                                    $587,484,541      $27,774,656
                                                                              ------------      -----------
                                                                              ------------      -----------
CALCULATION OF NET ASSET VALUE PER SHARE
   CLASS N SHARES
   Net assets applicable to shares outstanding                                $555,006,246      $        --
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                              28,864,492               --
                                                                              ------------      -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                   $      19.23      $        --
                                                                              ------------      -----------
                                                                              ------------      -----------
   SUBSTANTIAL INVESTOR CLASS SHARES
   Net assets applicable to shares outstanding                                $ 32,478,295      $        --
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                               1,688,809               --
                                                                              ------------      -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                   $      19.23      $        --
                                                                              ------------      -----------
                                                                              ------------      -----------
   CLASS A SHARES
   Net assets applicable to shares outstanding                                $         --      $27,774,656
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                                      --          948,589
                                                                              ------------      -----------
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                   $         --      $     29.28
                                                                              ------------      -----------
                                                                              ------------      -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                            $517,521,101      $25,195,768
   Accumulated net investment income/(loss)                                        336,522          (61,001)
   Accumulated net realized gain/(loss) from investments                         3,825,927         (756,809)
   Net unrealized appreciation on investments                                   65,800,991        3,396,698
                                                                              ------------      -----------
           Net assets                                                         $587,484,541      $27,774,656
                                                                              ------------      -----------
                                                                              ------------      -----------

The accompanying notes are an integral part of these financial statements.

                                  CHASE FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED MARCH 31, 2007 (UNAUDITED)

                                                                                 Chase            Chase Mid-Cap
                                                                              Growth Fund          Growth Fund
                                                                              -----------         -------------
INVESTMENT INCOME
   Income
       Dividends                                                               $ 4,253,952          $   94,565
       Interest                                                                    339,450              50,468
                                                                               -----------          ----------
           Total income                                                          4,593,402             145,033
                                                                               -----------          ----------
   Expenses
       Advisory fees (Note 3)                                                    2,728,159             126,922
       Shareholder servicing fees
         (Class N Shares and Class A Shares, respectively) (Note 4)                244,388              12,290
       Administration fees (Note 3)                                                225,689              20,882
       Transfer agent fees and expenses (Note 3)                                    67,508               9,174
       Custody fees (Note 3)                                                        55,227               4,363
       Fund accounting fees (Note 3)                                                48,159              11,124
       Registration fees                                                            28,244               8,027
       Insurance fees                                                               23,456               3,310
       Printing and mailing fees                                                    15,121                  --
       Miscellaneous                                                                14,414                 704
       Trustees fees                                                                13,678               3,043
       Legal fees                                                                    8,737               3,416
       Audit fees                                                                    8,232               8,229
       Chief Compliance Officer fee (Note 3)                                         3,594                 158
                                                                               -----------          ----------
           Total expenses                                                        3,484,606             211,642
           Less: Expenses waived by Advisor (Note 3)                                    --              (5,608)
                                                                               -----------          ----------
           Net expenses                                                          3,484,606             206,034
                                                                               -----------          ----------
               NET INVESTMENT INCOME/(LOSS)                                      1,108,796             (61,001)
                                                                               -----------          ----------

REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments                                     3,873,275            (756,804)
   Net change in unrealized appreciation on investments                         11,840,828           2,227,513
                                                                               -----------          ----------
       Net realized and unrealized gain on investments                          15,714,103           1,470,709
                                                                               -----------          ----------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $16,822,899          $1,409,708
                                                                               -----------          ----------
                                                                               -----------          ----------

The accompanying notes are an integral part of these financial statements.

                               CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Six Months Ended          Year
                                                                   March 31, 2007          Ended
                                                                    (Unaudited)        Sept. 30, 2006
                                                                  ----------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                            $  1,108,796        $  1,102,931
   Net realized gain from investments                                  3,873,275          22,073,651
   Net change in unrealized
     appreciation/(depreciation) on investments                       11,840,828         (17,955,862)
                                                                    ------------        ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           16,822,899           5,220,720
                                                                    ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income - Class N                               (1,878,182)                 --
   From net realized gain on investments - Class N                   (18,965,356)                 --
                                                                    ------------        ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (20,843,538)                 --
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS
   Net increase/(decrease) in net assets derived
     from net change in outstanding shares (a)<F9>                   (10,596,755)        112,555,869
                                                                    ------------        ------------
       TOTAL INCREASE/(DECREASE) IN NET ASSETS                       (14,617,394)        117,776,589
                                                                    ------------        ------------

NET ASSETS
Beginning of period                                                  602,101,935         484,325,346
                                                                    ------------        ------------
END OF PERIOD                                                       $587,484,541        $602,101,935
                                                                    ------------        ------------
                                                                    ------------        ------------
Accumulated net investment income                                   $    336,522        $  1,105,908
                                                                    ------------        ------------

(a)<F9>  A summary of share transactions is as follows:

CLASS N SHARES

                                                     Six Months Ended                             Year
                                                      March 31, 2007                              Ended
                                                       (Unaudited)                           Sept. 30, 2006
                                              ------------------------------         -------------------------------
                                               Shares        Paid-in Capital          Shares         Paid-in Capital
                                              --------       ---------------         --------        ---------------
Shares sold                                   4,609,832       $  89,376,657          16,550,522       $ 323,957,525
Shares issued on
  reinvestments of distributions              1,024,285          19,543,363                  --                  --
Shares redeemed*<F10>                        (7,864,345)       (152,400,248)        (10,925,507)       (211,401,656)
                                             ----------       -------------         -----------       -------------
Net increase/(decrease)                      (2,230,228)      $ (43,480,228)          5,625,015       $ 112,555,869
                                             ----------       -------------         -----------       -------------
                                             ----------       -------------         -----------       -------------
*<F10> Net of redemption fees of                              $      11,305                           $      59,717
                                                              -------------                           -------------
                                                              -------------                           -------------

SUBSTANTIAL INVESTOR CLASS SHARES

                                                 January 28, 2007**<F11>
                                                         Through                                  Year
                                                      March 31, 2007                              Ended
                                                       (Unaudited)                           Sept. 30, 2006
                                              ------------------------------         -------------------------------
                                               Shares        Paid-in Capital          Shares         Paid-in Capital
                                              --------       ---------------         --------        ---------------
Shares sold                                   2,012,675       $  39,031,593                  --       $          --
Shares redeemed                                (323,866)         (6,148,120)                 --                  --
                                             ----------       -------------         -----------       -------------
Net increase                                  1,688,809       $  32,883,473                  --       $          --
                                             ----------       -------------         -----------       -------------
                                             ----------       -------------         -----------       -------------

**<F11>  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                           CHASE MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six Months Ended          Year
                                                              March 31, 2007          Ended
                                                               (Unaudited)        Sept. 30, 2006
                                                             ----------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                          $   (61,001)        $  (103,391)
   Net realized gain/(loss) from investments                       (756,804)          2,334,197
   Net change in unrealized
     appreciation/(depreciation) on investments                   2,227,513          (2,781,525)
                                                                -----------         -----------
       NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                                1,409,708            (550,719)
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments - Class A               (2,334,040)           (373,482)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
     from net change in outstanding shares (a)<F12>               1,405,688          11,015,725
                                                                -----------         -----------
       TOTAL INCREASE IN NET ASSETS                                 481,356          10,091,524
                                                                -----------         -----------

NET ASSETS
Beginning of period                                              27,293,300          17,201,776
                                                                -----------         -----------
END OF PERIOD                                                   $27,774,656         $27,293,300
                                                                -----------         -----------
                                                                -----------         -----------
Accumulated net investment income/(loss)                        $   (61,001)        $        --
                                                                -----------         -----------

(a)<F12>  A summary of share transactions is as follows:

CLASS A SHARES

                                                             Six Months Ended                     Year
                                                              March 31, 2007                     Ended
                                                               (Unaudited)                   Sept. 30, 2006
                                                        -------------------------      --------------------------
                                                         Shares   Paid-in Capital       Shares    Paid-in Capital
                                                        --------  ---------------      --------   ---------------
Shares sold                                              90,340      $ 2,672,522        424,900     $13,364,421
Shares issued on reinvestments of distributions          80,757        2,298,346         11,925         365,607
Shares redeemed*<F13>                                  (120,470)      (3,565,180)       (87,236)     (2,714,303)
                                                       --------      -----------        -------     -----------
Net increase                                             50,627      $ 1,405,688        349,589     $11,015,725
                                                       --------      -----------        -------     -----------
                                                       --------      -----------        -------     -----------
*<F13>  Net of redemption fees of                                    $        15                    $       242
                                                                     -----------                    -----------
                                                                     -----------                    -----------

The accompanying notes are an integral part of these financial statements.

                               CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS N

                                             Six Months
                                               Ended                             Year Ended September 30,
                                           March 31, 2007 ---------------------------------------------------------------------
                                            (Unaudited)       2006          2005           2004          2003          2002
                                            -----------   -----------    -----------   -----------    -----------   -----------
Net asset value, beginning of period           $19.36        $19.02        $16.15         $13.47        $13.29        $14.23
                                               ------        ------        ------         ------        ------        ------
Income from investment operations:
   Net investment income/(loss)                  0.04(1)       0.04(1)      (0.05)(1)      (0.10)        (0.05)        (0.05)(1)
                                                    <F14>         <F14>          <F14>                                      <F14>
   Net realized and unrealized
     gain/(loss) on investments                  0.51          0.30          2.92           2.78          0.23         (0.85)
                                               ------        ------        ------         ------        ------        ------
Total from investment operations                 0.55          0.34          2.87           2.68          0.18         (0.90)
                                               ------        ------        ------         ------        ------        ------
Less distributions:
   From net investment income                   (0.06)           --            --             --            --         (0.04)
   From net realized gain                       (0.62)           --            --             --            --            --
                                               ------        ------        ------         ------        ------        ------
Total distributions                             (0.68)           --            --             --            --         (0.04)
                                               ------        ------        ------         ------        ------        ------
Paid-in capital from redemption fees             0.00(1)(2)    0.00(1)(2)    0.00(1)(2)     0.00(2)       0.00(2)         --
                                                   <F14><F15>    <F14><F15>    <F14><F15>      <F15>         <F15>
                                               ------        ------        ------         ------        ------        ------
Net asset value, end of period                 $19.23        $19.36        $19.02         $16.15        $13.47        $13.29
                                               ------        ------        ------         ------        ------        ------
                                               ------        ------        ------         ------        ------        ------
TOTAL RETURN                                    2.90%(3)      1.79%        17.77%         19.90%         1.35%        (6.36%)
                                                    <F16>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $555,006      $602,102      $484,325       $176,438      $104,499       $50,803
Ratio of expenses to average net assets:
   Before expense
     reimbursement/recoupment                   1.17%(4)      1.17%(6)      1.18%          1.31%         1.42%         1.53%
                                                    <F17>         <F19>
   After expense
     reimbursement/recoupment                   1.17%(4)      1.17%(6)      1.18%          1.37%(5)      1.48%         1.48%
                                                    <F17>         <F19>                        <F18>
Ratio of net investment
  income/(loss) to average net assets:
   Before expense
     reimbursement/recoupment                   0.37%(4)      0.18%        (0.27%)        (0.71%)       (0.49%)       (0.37%)
                                                    <F17>
   After expense
     reimbursement/recoupment                   0.37%(4)      0.18%        (0.27%)        (0.77%)       (0.55%)       (0.32%)
                                                    <F17>
Portfolio turnover rate                        65.64%(3)    163.94%        86.68%         84.09%       173.68%        96.06%
                                                    <F16>

(1)<F14>  Based on average shares outstanding.
(2)<F15>  Amount is less than $0.01.
(3)<F16>  Not annualized.
(4)<F17>  Annualized.
(5)<F18> Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(6)<F19>  Effective January 28, 2006, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

                               CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SUBSTANTIAL INVESTOR CLASS

                                                       January 28, 2007*<F20>
                                                              Through
                                                           March 31, 2007
                                                            (Unaudited)
                                                       ----------------------
Net asset value, beginning of period                           $19.04
                                                               ------
Income from investment operations:
   Net investment income                                         0.01(1)<F21>
   Net realized and unrealized gain on investments               0.18
                                                               ------
Total from investment operations                                 0.19
                                                               ------
Net asset value, end of period                                 $19.23
                                                               ------
                                                               ------
TOTAL RETURN                                                    1.00%(2)<F22>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $32,478
Ratio of expenses to average net assets:
   Before expense reimbursement/recoupment                      0.94%(3)<F23>
   After expense reimbursement/recoupment                       0.94%(3)<F23>
Ratio of net investment income to average net assets:
   Before expense reimbursement/recoupment                      0.22%(3)<F23>
   After expense reimbursement/recoupment                       0.22%(3)<F23>
Portfolio turnover rate                                        65.64%(2)(4)
                                                                   <F22><F24>

  *<F20>   Commencement of operations.
(1)<F21>   Based on average shares outstanding.
(2)<F22>   Not annualized.
(3)<F23>   Annualized.
(4)<F24> Portfolio turnover rate calculated for the six month period ended March 31, 2007.

The accompanying notes are an integral part of these financial statements.

                           CHASE MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS A

                                             Six Months
                                               Ended                                                                  Period
                                             March 31,                   Year Ended September 30,                      Ended
                                                2007      -------------------------------------------------------    Sept. 30,
                                            (Unaudited)       2006          2005           2004          2003      2002(2)<F26>
                                            -----------   -----------    -----------   -----------    -----------  ------------
Net asset value, beginning of period           $30.39        $31.37        $24.51         $20.62        $19.49        $26.96
                                               ------        ------        ------         ------        ------        ------
Income from investment operations:
   Net investment loss                          (0.06)(1)     (0.14)(1)     (0.21)(1)      (0.21)        (0.08)        (0.02)
                                                     <F25>         <F25>         <F25>
   Net realized and unrealized
     gain/(loss) on investments                  1.55         (0.24)         7.30           4.10          1.21         (0.70)
                                               ------        ------        ------         ------        ------        ------
Total from investment operations                 1.49         (0.38)         7.09           3.89          1.13         (0.72)
                                               ------        ------        ------         ------        ------        ------
Less distributions:
   From net realized gain                       (2.60)        (0.60)        (0.23)            --            --         (6.75)
                                               ------        ------        ------         ------        ------        ------
Total distributions                             (2.60)        (0.60)        (0.23)            --            --         (6.75)
                                               ------        ------        ------         ------        ------        ------
Paid-in capital from redemption fees             0.00(1)(5)    0.00(1)(5)    0.00(1)(5)       --            --            --
                                                   <F25><F29>    <F25><F29>    <F25><F29>
                                               ------        ------        ------         ------        ------        ------
Net asset value, end of period                 $29.28        $30.39        $31.37         $24.51        $20.62        $19.49
                                               ------        ------        ------         ------        ------        ------
                                               ------        ------        ------         ------        ------        ------
TOTAL RETURN                                    5.13%(3)     (1.24%)       29.07%         18.87%         5.80%        (3.56%)
                                                    <F27>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)         $27,775       $27,293       $17,202         $8,142        $3,668          $527
Ratio of expenses to average net assets:
   Before expense reimbursement                 1.52%(4)      1.74%         2.34%          3.02%         7.27%        68.63%(4)
                                                    <F28>                                                                  <F28>
   After expense reimbursement                  1.48%(4)      1.48%         1.48%          1.48%         1.48%         1.48%(4)
                                                    <F28>                                                                  <F28>
Ratio of net investment loss
  to average net assets:
   Before expense reimbursement                (0.48%)(4)    (0.71%)       (1.63%)        (2.58%)       (6.67%)      (67.84%)(4)
                                                     <F28>                                                                  <F28>
   After expense reimbursement                 (0.44%)(4)    (0.45%)       (0.77%)        (1.04%)       (0.88%)       (0.69%)(4)
                                                     <F28>                                                                  <F28>
Portfolio turnover rate                        80.39%(3)    119.98%        68.88%         80.95%       129.00%         0.00%
                                                    <F27>

(1)<F25>   Based on average shares outstanding.
(2)<F26> The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002. On September 1, 2002, Chase Investment Counsel Corp. became the Investment Advisor to the Fund and the Fund changed its name to the Chase Mid-Cap Growth Fund.
(3)<F27>   Not annualized.
(4)<F28>   Annualized.
(5)<F29>   Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

                                  CHASE FUNDS

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2007 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a "Fund" and collectively, the "Funds") are each a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the "Growth Fund") is a diversified fund. The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above. The Growth Fund commenced operations on December 2, 1997. Prior to January 28, 2007, the shares of the Growth Fund had no specific designation. As of that date, all of the then outstanding shares were redesignated as Class N Shares. As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 28, 2007. Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class. Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

    The Chase Mid-Cap Growth Fund (the "Mid-Cap Fund") is also a diversified fund. The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization. The advisor considers a mid-cap security to be one that has a market capitalization of between $1 billion and $18 billion. The Mid-Cap Fund only offers Class A Shares and commenced operations on September 1, 2002.

    Shares of the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $1 million. Substantial Investor Class Shares of the Growth Fund are not available through platforms, broker-dealers or other financial intermediaries. They must be purchased directly through the Fund's distributor, advisor or transfer agent.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value. Investments in other mutual funds are valued at their net asset value.

    B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    C. Securities Transactions, Dividends and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

    F. REITs: The Mid-Cap Fund has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

    G. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

    H. New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

        In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on their financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the six months ended March 31, 2007, Chase Investment Counsel Corporation (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, effective January 28, 2007, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. Prior to January 28, 2007, the Advisor received advisory fees of 1.00% of each Fund's average daily net assets. For the six months ended March 31, 2007, the Growth Fund and the Mid-Cap Fund incurred $2,728,159 and $126,922 in advisory fees, respectively.

    Each Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund's operating expenses to the extent necessary to limit the Mid-Cap Fund's aggregate annual operating expenses to 1.48% of average daily net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended March 31, 2007, the Advisor reduced its fees and absorbed Fund expenses in the amount of $5,608 in the Mid-Cap Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $274,449 at March 31, 2007 in the Mid-Cap Fund. Cumulative expenses subject to recapture expire as follows:

                         Year                   Amount
                         ----                   ------
                         2007                  $104,327
                         2008                   105,400
                         2009                    59,114
                         2010                     5,608
                                               --------
                                               $274,449
                                               --------
                                               --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian. For the six months ended March 31, 2007, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

                                    Growth Fund       Mid-Cap Fund
                                    -----------       ------------
        Administration                $225,689          $20,882
        Fund accounting                 48,159           11,124
        Transfer agency                 39,398            7,461
        Custody                         55,227            4,363

    Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are employees of the Administrator.

    For the six months ended March 31, 2007, the Growth Fund and the Mid-Cap Fund were allocated $3,594 and $158 of the Chief Compliance Officer fee, respectively.

NOTE 4 - SHAREHOLDER SERVICING FEE

    The Growth Fund and Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the "Agreement") with the Advisor, under which the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of the Funds. Prior to January 28, 2007, the shareholder servicing fee for the Mid-Cap Fund Class A Shares was waived by the Advisor. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended March 31, 2007, the Growth Fund Class N Shares and Mid-Cap Fund Class A Shares incurred shareholder servicing fees of $244,388 and $12,290 under the Agreement, respectively.

NOTE 5 - SECURITIES TRANSACTIONS

    For the six months ended March 31, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                            Purchases           Sales
                            ---------           -----
    Growth Fund            $381,883,347     $404,026,576
    Mid-Cap Fund             21,245,156       21,763,953

NOTE 6 - LINE OF CREDIT

    The Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $26,500,000 and $7,500,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds' custodian, U.S. Bank, N.A. During the six months ended March 31, 2007, the Funds did not draw upon the lines of credit.

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    The tax character of distributions paid during the six months ended March 31, 2007 and the year ended September 30, 2006 was as follows:

GROWTH FUND
                                  Six Months Ended          Year Ended
                                   March 31, 2007       September 30, 2006
                                  ----------------      ------------------
   Ordinary income                   $ 1,878,182             $     --
   Long-term capital gains           $18,965,356                   --

MID-CAP FUND
                                  Six Months Ended          Year Ended
                                   March 31, 2007       September 30, 2006
                                  ----------------      ------------------
   Long-term capital gains           $2,334,040              $373,482

    Ordinary income distributions may include dividends paid from short-term capital gains.

    As of September 30, 2006, the Funds' most recently completed fiscal year, the components of capital on a tax basis were as follows:

                                              Growth Fund        Mid-Cap Fund
                                              -----------        ------------
   Cost of investments                       $533,262,617        $26,423,478
                                             ------------        -----------
                                             ------------        -----------
   Gross unrealized appreciation             $ 54,122,684        $ 1,665,106
   Gross unrealized depreciation                 (209,604)          (495,921)
                                             ------------        -----------
   Net unrealized appreciation               $ 53,913,080        $ 1,169,185
                                             ------------        -----------
                                             ------------        -----------
   Undistributed ordinary income             $  1,105,908        $        --
   Undistributed long-term capital gain        18,965,091          2,334,035
                                             ------------        -----------
   Total distributable earnings              $ 20,070,999        $ 2,334,035
                                             ------------        -----------
                                             ------------        -----------
   Other accumulated gains/(losses)          $         --        $        --
                                             ------------        -----------
   Total accumulated earnings/(losses)       $ 73,984,079        $ 3,503,220
                                             ------------        -----------
                                             ------------        -----------

    The Growth Fund utilized capital losses carried forward of $2,911,966. As of September 30, 2006, the Growth Fund has no capital loss carryforward remaining.

                                  CHASE FUNDS

NOTICE TO SHAREHOLDERS AT MARCH 31, 2007 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
                                         ------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at
http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

    The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds'
                                              ------------------
Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Form N-Q is also available, upon request, by calling 1-888-861-7556.

                                  CHASE FUNDS

BOARD REVIEW OF ADVISORY AGREEMENTS (UNAUDITED)

    At a meeting held on December 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of each Advisory Agreement for the Chase Growth Fund and the Chase Mid-Cap Growth Fund for an additional one-year term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Funds. This information, together with the information provided to the Independent Trustees since each Fund's inception, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of each Advisory Agreement:

    1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER EACH ADVISORY AGREEMENT. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible growth of the Funds and restraint in marketing until each Fund had an established track record. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the Board's knowledge of the Advisor's operations, and noted that during the course of the prior two years the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under each Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory and reliable.

    2. THE FUNDS' HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and each Fund's benchmark indices.

       CHASE GROWTH FUND. The Board noted that the Fund's year-to-date performance as of October 31, 2006, was below the median of its peer group and also trailed its benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index. The Board also noted the Fund's historical performance and particularly noted the Fund's first quartile performance ranking for three-year and five-year periods ended October 31, 2006. The Board considered the fact that the Fund's three-year and five-year performance outperformed the Lipper Large Cap Growth Fund Index and the Russell 1000 Growth Index and gave greater weight to the Advisor's long term performance. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor's reports. The Board concluded that the Advisor's performance overall was satisfactory under current market conditions.

       CHASE MID-CAP GROWTH FUND. The Board noted that the Fund's year-to-date performance as of October 31, 2006 was below the median of its peer group and trailed its benchmark index, the Russell MidCap Growth Index. The Board also noted the Fund's historical performance and particularly noted that the Fund outperformed its benchmark index for its three-year and since inception periods as of October 31, 2006. The Board considered the fact that the Fund's three-year performance was ranked in the second quartile of its peer group and gave greater weight to the advisor's long term performance. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor's reports. The Board concluded that the Advisor's performance overall was satisfactory under current market conditions.

    3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER EACH ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and compared each Fund's fees and expenses to those funds in their respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

       CHASE GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.39%, but had actual expenses of 1.17%. The Board further noted the Fund has consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience. The Trustees noted that the Fund's total expense ratio was below its peer group median and the expense structure was in line with the fees charged by the Advisor to its other investment management clients. The Board considered the fees charged by the Advisor to its other investment management clients, recognizing that, due to different account characteristics, the Advisor's expense structure for some accounts would be different from that of the Fund. After taking into account this information, the Board concluded that the fee paid to the Advisor was fair and reasonable.

       CHASE MID-CAP GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.48%. The Board further noted that the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses. The Trustees noted that the Fund's total expense ratio was below its peer group median and the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account this information and considering waivers and reimbursements, the Board concluded that the fee paid to the Advisor was fair and reasonable.

    4. ECONOMIES OF SCALE. The Board also considered whether the Funds were experiencing economies of scale and concluded that all effective economies of scale for the Chase Mid-Cap Growth Fund at the Fund's current asset levels were being shared by the Advisor in the form of reduced expenses. The Board determined that the economies of scale being realized by the Chase Growth Fund were largely offset by the Advisor's subsidization of the Fund in its earlier years and rigorous efforts to keep Fund expenses low. The Board considered that each Fund would realize additional economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured. The Board also noted that, although the Funds did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints at this time.

    5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds. The Board considered that the Advisor benefits from positive reputational value in advising the Funds. The Board noted that the Advisor had subsidized and was continuing to subsidize a portion of the Mid-Cap Growth Fund's operating expenses. The Board also considered the Advisor's estimate of the asset level at which the Funds would reach break even levels by covering allocated overhead costs. After its review, the Board determined that there was currently limited profitability to the Advisor from each Advisory Agreement and therefore profitability could not be considered excessive. The Board also considered the financial soundness of the Advisor from the perspective of evaluating the Advisor's ability to continue to subsidize the Mid-Cap Growth Fund until it reaches a point where it could generate a positive return to the Advisor. The Board concluded that the Advisor has adequate resources to adequately support the Funds.

No single factor was determinative of the Board's decision to approve the continuance of each Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds, and that each Fund's shareholders were receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of each Advisory Agreement was in the best interests of the Funds and their shareholders.

                                    ADVISOR
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               Custody Operations
                    1555 North RiverCenter Drive, Suite 302
                              Milwaukee, WI  53212

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                          Philadelphia, PA 19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULES OF INVESTMENTS.
---------------------------------

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -------------------------------------------

     By (Signature and Title)*<F30> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   6/5/07
            --------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F30> /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   6/5/07
            --------------------------------------------------

     By (Signature and Title)*<F30> /s/ Douglas G. Hess
                                    --------------------------
                                    Douglas G. Hess, Treasurer

     Date   6/6/07
            --------------------------------------------------

*<F30> Print the name and title of each signing officer under his or her signature.